FILED PURSUANT TO RULE 497(e)

REGISTRATION NO. 333-141093

GABELLI SRI FUND, INC. (the “Fund”)

Supplement dated May 17, 2016, to the Fund’s Prospectuses for Class A Shares,

Class C Shares, Class I Shares, and for Class AAA Shares, each dated July 29, 2015

Effective May 17, 2016, all references in the Prospectus to Gabelli SRI Fund, Inc. should be replaced with Gabelli ESG Fund, Inc., and the below changes should be noted.

The first three paragraphs in the sub-section “Principal Investment Strategies” in the “Summary of the Fund” section of the Prospectus is replaced with the following:

“The Fund seeks to achieve its objective by investing substantially all, and in any case no less than 80%, of its assets in common and preferred stocks of companies that meet the Fund’s guidelines for social responsibility at the time of investment. Under normal market conditions, the Fund invests its assets in stocks that are listed on a recognized securities exchange or similar market, such as the National Market System of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Fund may also invest in foreign securities, including those in emerging markets, and in securities that are convertible into common stocks. The Fund focuses on investments in companies whose securities are trading at a material discount to their private market value (“PMV”). PMV is the value the Adviser believes an informed industrialist would be willing to pay for a company.

Socially Responsible Criteria. The Fund combines a differentiated, value-oriented investment philosophy with social screens and a holistic ESG (Environmental, Social, Governance) analysis to deliver returns in a socially responsive manner. The Adviser employs a social screening overlay process at the time of investment to identify companies that meet the Fund’s social guidelines. Pursuant to the guidelines, the Fund will not invest in publicly traded fossil fuel (coal, oil, and gas) companies, the top 50 defense/weapons contractors, or in companies that derive more than 5% of their revenues from the following areas: tobacco, alcohol, gaming, defense/weapons production, and companies involved in the manufacture of abortion related products. The Fund utilizes MSCI’s ESG ratings to assist in its holistic analysis of each company considered for investment.

After identifying companies that satisfy these social criteria, the Adviser then will invest in securities of companies that the Adviser believes are trading at a material discount to PMV. The Adviser will monitor each holding on a regular basis to ensure its compliance with the Fund’s guidelines. Securities that no longer meet these guidelines will be sold within a reasonable period of time after the Adviser makes such a determination. Securities may also be sold if the Adviser believes the securities no longer appear to be underpriced relative to their PMV, or if there is a change to an underlying industry or company that the Adviser believes may negatively affect the value of such securities.”

FILED PURSUANT TO RULE 497(e) REGISTRATION NO. 333-141093

The second paragraph in the “Investment Objective, Investment Strategies, and Related Risks” section in the Prospectus is replaced with the following:

“The Fund seeks to achieve its objective by investing substantially all, and in any case no less than 80%, of its assets in common and preferred stocks of companies that meet the Fund’s guidelines for social responsibility at the time of investment. Your investment in the Fund is not guaranteed and you could lose some or all of the amount you invested.”

The final two paragraphs in the “Investment Objective, Investment Strategies, and Related Risks” section in the Prospectus are replaced with the following:

“Socially Responsible Criteria. The Fund combines a differentiated, value oriented investment philosophy with social screens and a holistic ESG (Environmental, Social, Governance) analysis in order to deliver returns in a socially responsive manner. The Adviser employs a social screening overlay process at the time of investment to identify companies that meet the Fund’s social guidelines. Pursuant to the guidelines, the Fund will not invest in publicly traded fossil fuel (coal, oil, and gas) companies, the top 50 defense/weapons contractors, or in companies that derive more than 5% of their revenues from the following areas: tobacco, alcohol, gaming, defense/weapons production, and companies involved in the manufacture of abortion related products. The Fund utilizes MSCI’s ESG ratings to assist in its holistic analysis of each company considered for investment.

After identifying companies that satisfy these social criteria, the Adviser then will invest in securities of companies that the Adviser believes are trading at a material discount to PMV. The Adviser will monitor each holding on a regular basis to ensure its compliance with the Fund’s guidelines. Securities that no longer meet these guidelines will be sold within a reasonable period of time after the Adviser makes such a determination. Securities may also be sold if the Adviser believes the securities no longer appear to be underpriced relative to their PMV, or if there is a change to an underlying industry or company that the Adviser believes may negatively affect the value of such securities.”

Please retain this Supplement with your Prospectus for reference.

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